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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 13, 1997
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                    HEALTHDYNE INFORMATION ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

         Georgia                     0-270576                    58-2112366
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

         1850 Parkway Place, Suite 1100, Marietta, Georgia           30067
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code            (770) 423-8450
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        (Former name or former address, if changed since last report)


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ITEM 5       Other Events.
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         On June 13, 1997, Healthdyne Information Enterprises, Inc. ("HIE" or
the "Company") entered into agreements (the "Restructuring Agreements") relative to the restructuring of investors' interests in Criterion Health Strategies, Inc. ("CHS"). Under the Restructuring Agreements, CHS acquired the 26% equity ownership in CHS held by two CHS executive officers for a nominal fee, and such officers entered into employment agreements with CHS, pursuant to which each received an option to purchase 60,000 shares of HIE Common Stock at an exercise price of $2.88 per share. In addition, with respect to the 10% of the CHS equity which had been reserved for issuance upon the exercise of options granted or to be granted under the CHS stock option plan, CHS canceled all of the options outstanding under the plan, and the Company replaced such options with options to purchase an aggregate of 79,100 shares of HIE Common Stock at an exercise price of $2.88 per share. As the result of the consummation of the transactions contemplated by the Restructuring Agreements, the 25 shares of CHS Common Stock and the CHS promissory note held by the Company now represent on a fully diluted basis a 50% equity interest in CHS. The Company has an option, which is exercisable through December 31, 1997, to acquire the remaining 50% equity ownership interest in CHS from a third party in exchange for HIE stock.

ITEM 7       Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c)    Exhibits

                       2.1 Agreement dated June 13, 1997 between Healthdyne Information Enterprises, Inc. ("HIE"), Criterion Health Strategies, Inc. ("CHS") and Brenton L. Teveit ("Teveit").

                       2.2 Agreement dated June 13, 1997 between HIE, CHS and J. Edward Pearson, Jr. ("Pearson").

                       2.3 Second Amendment to Incorporation Agreement and Termination of Pledge Agreement dated June 13, 1997 between HIE, CHS, The Southern Venture Fund II, L.P. ("SVFII"), Teveit and Pearson.

                       2.4 Waiver and Third Amendment to Shareholders' Agreement dated June 13, 1997 between HIE, CHS, SVFII, Teveit and Pearson.

                       2.5 Agreement Concerning Prepayment and Agency Agreement dated November 15, 1996 between HIE, Jerry Scott, George Schwend, Keith Voigts, Larry Streepy, Steve Fraser, JMS Charitable Trust, JMS Inheritance Trust, ESS Charitable Trust, ESS Inheritance Trust, MLS Charitable Trust, MLS Inheritance Trust and CBS Charitable Trust.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHDYNE INFORMATION ENTERPRISES, INC.
                                       Registrant

                                       By:  /s/ Joseph G. Bleser
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                                            Name: Joseph G. Bleser
                                            Title:Vice President-Finance,
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary

Dated:   June 27, 1997


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                                  EXHIBIT INDEX

     Exhibit
     Number        Description
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       2.1         Agreement dated June 13, 1997 between Healthdyne Information
                   Enterprises, Inc. ("HIE"), Criterion Health Strategies, Inc.
                   ("CHS") and Brenton L. Teveit ("Teveit").

       2.2 Agreement dated June 13, 1997 between HIE, CHS and J. Edward Pearson, Jr. ("Pearson").

       2.3 Second Amendment to Incorporation Agreement and Termination of Pledge Agreement dated June 13, 1997 between HIE, CHS, The Southern Venture Fund II, L.P. ("SVFII"), Teveit and Pearson.

       2.4 Waiver and Third Amendment to Shareholders' Agreement dated June 13, 1997 between HIE, CHS, SVFII, Teveit and Pearson.

       2.5 Agreement Concerning Prepayment and Agency Agreement dated November 15, 1996 between HIE, Jerry Scott, George Schwend, Keith Voigts, Larry Streepy, Steve Fraser, JMS Charitable Trust, JMS Inheritance Trust, ESS Charitable Trust, ESS Inheritance Trust, MLS Charitable Trust, MLS Inheritance Trust and CBS Charitable Trust.


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